UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2018

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante San Clemente, California		92672

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Glaukos Corporation (the “Company”) was held on May 31, 2018.  At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2018.

The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1.  The election of three Class III directors to hold office until the 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	For	Withheld	Broker Non‑Votes
Thomas W. Burns	22,584,973	4,460,727	4,228,474
Gilbert H. Kliman, M.D.	22,564,362	4,481,338	4,228,474
Marc A. Stapley	22,565,699	4,480,001	4,228,474

Proposal 2.  The non-binding advisory vote regarding approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
18,877,839	8,139,386	28,475	4,228,474

8,877,839

Proposal 3.  The non-binding advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,745,505	22,281	955,958	321,956	4,228,474

In light of the foregoing vote results, on May 31, 2018, the Board of Directors of the Company approved every one year as the frequency of future advisory votes on executive compensation until the next say-on-frequency vote required by applicable rules of the Securities and Exchange Commission.

Proposal 4.  The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018:

1,
For	Against	Abstain
31,138,501	84,566	51,107

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Joseph E. Gilliam
	Name:	Joseph E. Gilliam
	Title:	Chief Financial Officer and Senior Vice President, Corporate Development

Date: June 5, 2018